Exhibit 23.1



                  Consent of Ernst & Young LLP, Independent Auditors


          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 1998 with respect to the consolidated financial statements of NETCOM On-Line Communications Services, Inc., in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-51037) and related Prospectus of ICG Services, Inc., dated June 15, 1998.



                                                  /s/ Ernst & Young LLP

                                                  Ernst & Young LLP
          San Jose, California
          June 12, 1998